Bank of America

Banc of America Leasing & Capital, LLC

Amendment Number 002
To Master Loan and Security Agreement No. 49660-70000

This Amendment Number 002 made as of March5, 2021 (this "Amendment"), to Master Loan and Security Agreement No. 49660-70000 dated as of March 25, 2020 (the "Agreement"), between Banc of America Leasing & Capital, LLC ("Lender") and Ciner Wyoming LLC ("Borrower").

WITNESSETH:

WHEREAS, Lender and Borrower are parties to the Agreement: and

WHEREAS, Lender and Borrower desire to amend a certain prov ision of the agreement;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1. Subsection 10(5)(y) is hereby amended and restated to read as follows:

   "(y) if Borrower is a privately held entity, enters into or suffers any transaction or series of transactions as a result of which Borrower is directly or indirectly controlled by persons or entities not directly or indirectly controlling Borrower as of the date hereof, except as permitted or does not constitute an 'Event of Default' under (and as defined in) the Bank Facility, as amended by the Third Amendment to Credit Agreement dated as of March 5, 2021, or..."

2. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed. Capitalized terms not otherwise defined herein shall have the meanings ascribed them in the Agreement.

3. This Amendment shall apply to all Equipment Security Notes now existing or hereafter entered into under the Agreement.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

Banc of America Leasing & Capital, LLC (Lender)

By: Sharon Mullaley

Printed Name: Sharon Mullaley

Title: VP

Ciner Wyomimg LLC (Borrower)

By: [signature]

Printed Name: Oguz Erkan

Title: President & CEO

Amendment to MLA-MLSA (General)

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